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                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. ______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-12

                        Northeast Community Bancorp, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
            N/A
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(2) Aggregate number of securities to which transactions applies:
            N/A
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            N/A
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(4) Proposed maximum aggregate value of transaction:
        N/A
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(5) Total fee paid:
        N/A
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
         N/A
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    (2) Form, Schedule or Registration Statement No.:
         N/A
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    (3) Filing Party:
         N/A
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    (4)  Date Filed:
         N/A
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                 [NORTHEAST COMMUNITY BANCORP, INC. LETTERHEAD]




                                  May 21, 2007


Dear Northeast Community Bancorp, Inc. Stockholder:

      The Annual Meeting of Stockholders was convened on May 17, 2007 as scheduled and a quorum was present. The Annual Meeting was adjourned without taking any action in order to provide stockholders, who have not voted, an opportunity to vote at the meeting.

      The Annual Meeting will be reconvened on Tuesday, June 5, 2007 at 1:00 p.m. (Local Time) at the Renaissance Westchester Hotel, 80 West Red Oak Lane, White Plains, New York.

      According to our records, we have not yet received your proxy. Since it is important that your shares be represented at the adjourned meeting, I urge you to vote by signing and dating the enclosed proxy and returning it in the envelope provided.

      Our Board of Directors unanimously recommends a "FOR" vote on all proposals.

      Upon request, we will be happy to furnish you with another copy of the Company's Proxy Statement dated April 6, 2007 previously sent to you. Should you have any questions or need assistance with voting, please call our proxy solicitor, Georgeson, Inc. at 1.866.541.3554.

      Thank you for your consideration and your continued support.

                               Very truly yours,

                               /s/ Kenneth A. Martinek

                               Kenneth A. Martinek
                               Chairman, President and Chief Executive Officer